                                                                   Exhibit 10.26

                       SECOND AMENDMENT TO LEASE AGREEMENT

      This Second Amendment to Lease Agreement made and entered into by and between Commerce Street Associates, LLC ("Landlord") and Pinnacle Financial Partners ("Tenant"), formerly known as TMP, Inc. ("Tenant").

                                   WITNESSETH:

      WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated March 16, 2000, wherein Landlord leased to Tenant certain Premises in an office building to be constructed at 110-120 Third Avenue North, Nashville, Tennessee to be known as the MagneTek Building.

      WHEREAS, the parties desire to amend the Lease as hereinafter set forth;

      NOW THEREFORE, for and in consideration of the Premises and other good and valuable consideration the parties agree as follows:

            1. The office building is known as Commerce Center and is located at 211 Commerce Street, Nashville, Tennessee.

            2. The premises are herewith increased by 3,142 rentable square feet (RSF), all of which are located on the third floor of the building. Section 1(a) of the Lease Agreement is herewith amended to reflect the total rentable square feet (RSF) to be 15,277.

            3. The Tenant Improvement Allowance for the additional 3,142 rentable square feet shall be $18.00 per rentable square foot ($56,556.00) and is governed by EXHIBIT A TO SECOND AMENDMENT TO LEASE AGREEMENT, WORK LETTER.

            4. The "Commencement Date" for the additional space shall be January 1, 2003.

            5. Exhibit D, Minimum Rent, as included in the Lease Agreement is herewith replaced by EXHIBIT B TO SECOND AMENDMENT TO LEASE AGREEMENT, MINIMUM RENT. The additional space shall be at an initial rate of $16.50 per rentable square foot and increase incrementally in a similar fashion to the Minimum Rent for the original premises.

            6. From January 1, 2003 through December 31, 2003, Tenant shall pay minimum rent on 1,800 rentable square feet of the additional space. Beginning January 1, 2004, Tenant will pay minimum rent on the entire 3,142 rentable square feet of the additional space.

            7. All other terms and conditions of the Lease shall remain in full force and effect except as modified herein.

      In Witness Whereof, the parties have executed this Second Amendment to Lease Agreement as of the 12th day of February, 2002.

                     COMMERCE STREET ASSOCIATES, LLC

                     By: /s/ Robert C.H. Mathews
                         -----------------------
                     Its: Chief Manager

                     PINNACLE FINANCIAL PARTNERS

                     By: /s/ Hugh M. Queener
                         -----------------------
                     Its: CAO
                          ----------------------

                                    Page 102
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      THIRD AMENDMENT TO LEASE AGREEMENT

      This Third Amendment to Lease Agreement made and entered into by and between Commerce Street Associates, LLC ("Landlord") and Pinnacle Financial Partners ("Tenant"), formerly known as TMP, Inc. ("Tenant").

                                   WITNESSETH:

      WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated March 16, 2000, wherein Landlord leased to Tenant certain Premises in an office building to be constructed at 110-120 Third Avenue North, Nashville, Tennessee to be known as the MagneTek Building, and amended that Lease Agreement on dates of September 2000 and December 12, 2002.

      WHEREAS, the parties desire to amend the Lease as hereinafter set forth;

      NOW THEREFORE, for and in consideration of the Premises and other good and valuable consideration the parties agree as follows:

            1. The office building is known as Commerce Center and is located at 211 Commerce Street, Nashville, Tennessee.

            2. The premises are herewith increased by 2,727 rentable square feet (RSF), all of which are located on the sixth floor of the building. Section 1(a) of the Lease Agreement is herewith amended to reflect the total rentable square feet (RSF) to be 18,004.

            3. The Tenant Improvement Allowance for the additional 2,727 rentable square feet shall be $18.00 per rentable square foot ($49,086.00) and is governed by EXHIBIT A TO SECOND AMENDMENT TO LEASE AGREEMENT, WORK LETTER.

            4. The "Commencement Date" for the additional space shall be June 1, 2004.

            5. Exhibit D, Minimum Rent, as included in the Lease Agreement is herewith replaced by EXHIBIT B TO THIRD AMENDMENT TO LEASE AGREEMENT, MINIMUM RENT. The additional space shall be at an initial rate of $21.33 per rentable square foot and increase incrementally in a similar fashion to the Minimum Rent for the original premises.

            6. All other terms and conditions of the Lease shall remain in full force and effect except as modified herein.

      In Witness Whereof, the parties have executed this Third Amendment to Lease Agreement as of the 12th day of December, 2004.

                     COMMERCE STREET ASSOCIATES, LLC

                     By: /s/ Robert C. H. Mathews
                         -----------------------------
                     Robert C. H. Mathews, Jr.
                     Its: Chief Manager

                     PINNACLE FINANCIAL PARTNERS

                     By: /s/ Hugh M. Queener
                         -----------------------------
                     Hugh M. Queener
                     Its: CAO and EVP

                                    Page 103